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                                                                   EXHIBIT 23(a)


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of CoBiz Inc. on Form S-8 of our report dated March 8, 2001 appearing in the Annual Report on Form 10-K of CoBiz Inc. for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in this Registration Statement.


                                                     /s/  DELOITTE & TOUCHE LLP
                                                     Deloitte & Touche LLP



May 30, 2001
Denver, Colorado